EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.001 par value, of CM Finance Inc, a Maryland corporation, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 9, 2015.

CYRUS CAPITAL PARTNERS, L.P.

By:	Cyrus Capital Partners GP, L.L.C., its general partner

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Manager

CYRUS CAPITAL PARTNERS GP, L.L.C.

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Manager

/s/ Stephen C. Freidheim
Stephen C. Freidheim

17

CRESCENT 1, L.P.

By:	Cyrus Capital Advisors, L.L.C., its general partner

By:	Cyrus Capital Partners GP, L.L.C., its managing member

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Manager

CRS MASTER FUND, L.P.

By:	Cyrus Capital Advisors, L.L.C., its general partner

By:	Cyrus Capital Partners GP, L.L.C., its managing member

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Manager

CYRUS OPPORTUNITIES MASTER FUND II, LTD.

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Authorized Signatory

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Authorized Signatory

18

CYRUS CAPITAL ADVISORS, L.L.C.

By:	Cyrus Capital Partners GP, L.L.C., its managing member

By:	/s/ Stephen C. Freidheim
Stephen C. Freidheim
Manager

19